UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, reAlpha Tech Corp. (the “Company”) entered into a note purchase agreement with Streeterville Capital, LLC (the “Lender”) on August 14, 2024, pursuant to which the Company issued and sold a secured promissory note in favor of the Lender (the “Original Note”) with an original principal balance of $5,455,000 maturing on February 14, 2026. Under the terms of the Original Note, beginning seven months from the issuance and continuing until the Original Note is repaid in full, the Lender may redeem up to $545,000 per month by delivering a written redemption notice to the Company (each, a “Redemption Notice”). Upon receipt of such Redemption Notice, the Company is required to pay the specified redemption amount (each, a “Redemption Payment”) in cash within three trading days. After the Company has made five Redemption Payments in cash, any subsequent Redemption Payments made in cash will be subject to a 9% redemption premium.

On June 9, 2025, the Company received a Redemption Notice from the Lender for a Redemption Payment in the amount of $300,000 (the “Redemption Amount”). The Company and Lender agreed that the Company may fully satisfy the Redemption Amount in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in lieu of cash. To effect the issuance of such shares of Common Stock, the Company and the Lender entered into an exchange agreement (the “Exchange Agreement”), pursuant to which the Company and the Lender agreed to (i) partition a new secured promissory note in the form of the Original Note (the “Partitioned Note”) in the original principal amount of $300,000 (the “Exchange Amount”) and then cause the outstanding balance of the Original Note to be reduced by the Exchange Amount; and (ii) exchange the Partitioned Note for the delivery of 747,607 shares (the “Exchange Shares”) of Common Stock, at an effective price per Exchange Share equal to $0.4013, which is below the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d) (the “Exchange”). The number of Exchange Shares being issued in connection with the Exchange is less than 20% of the Company’s voting power outstanding prior to the Exchange. Following the Exchange, the remaining Outstanding Balance (as defined in the Note) will be reduced to $4,405,707.07 as of June 9, 2025.

The Exchange Agreement also contain representations, warranties and covenants that are customary for this type of transaction.

The foregoing descriptions of the Original Note and the Exchange Agreement do not purport to be complete descriptions of the rights and obligations of the parties thereunder, respectively, and are qualified in their entirety by reference to the full text of the Original Note and Exchange Agreement. A copy of the Original Note was previously filed as Exhibit 4.4 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2024, and is incorporated herein by reference. A copy of the Exchange Agreement is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.04 to the extent required.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

The offer and sale of the Exchange Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Exchange Shares are being issued in exchange for the Partitioned Note which is another outstanding security of the Company; (b) there is no additional consideration of value being delivered by the Note Holder in connection with the Exchange; and (c) there are no commissions or other remuneration being paid by the Company in connection with the Exchange.

On June 9, 2025, the Company issued 50,505 shares of Common Stock to a third-party consultant (the “Consultant Shares”) as consideration for advisory services to be rendered to the Company. The Consultant Shares were issued at a price of $0.495 per share. The offer and sale of the Consultant Shares was not registered under the Securities Act, in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act, because the issuance of the Consultant Shares will not involve a public offering, the third-party consultant will take the Consultant Shares for investment and not resale, the Company took appropriate measures to restrict transfer of the securities, and the third-party consultant is a sophisticated investor. The Consultant Shares are subject to transfer restrictions, and the book-entry records evidencing the Consultant Shares contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. Such securities were not registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

As of June 10, 2025, after giving effect to the issuance of the Exchange Shares and Consultant Shares, the Company has 52,046,952 shares of Common Stock outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1**	Secured Promissory Note, dated as of August 14, 2024 (previously filed as Exhibit 4.4 of Form 10-Q filed with the SEC on August 14, 2024).
10.1*	Exchange Agreement, dated as of June 9, 2025, between reAlpha Tech Corp. and Streeterville Capital, LLC.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2025	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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